Exhibit 99.1

PetIQ, Inc. Announces Appointment of Financial Executive Kenneth Walker to the Board of Directors

EAGLE, Idaho – January 6, 2022 (GLOBE NEWSWIRE) - PetIQ, Inc. (“PetIQ” or the “Company”) (Nasdaq: PETQ), a leading pet medication and wellness company, today announced the appointment of Kenneth Walker as an independent director on its Board of Directors, effective January 3, 2022. He will also serve on the Audit Committee of the Board. Walker has 24 years of financial experience supporting consumer, retail and e-commerce companies.

“On behalf of our Board of Directors and management team, I am very pleased to welcome Kenneth to our team as an independent director,” Cord Christensen, Chairman and CEO of PetIQ, commented. “His tremendous depth of financial expertise particularly across industries in which we serve pet parents will serve us well. We look forward to his future contributions and valuable insights as we further expand on our opportunities for growth across sales channels with our diversified pet health and wellness business.”

Walker serves as Chief Financial Officer (“CFO”) of Cornerstone Brands, a subsidiary of Qurate Retail Inc., a multi-billion dollar holding company for QVC, HSN, Ballard Designs, and Frontgate among others. Over his eight year tenure at Cornerstone Brands, Walker served as Vice President of Finance and Corporate Controller prior to being promoted to CFO two years ago. He previously spent four years with Macys, Inc. as a Senior Director of Financial Planning and Accounting for its omni-channel business. Walker began his career in 1996 working for Procter & Gamble where he spent 13 years in roles of increasing responsibility before becoming Associate Director, Global Financial Planning and Analysis for the Family Health Business Unit. He graduated from Washington University with a Bachelor of Science in Business Administration and received his MBA from Xavier University. Walker has also been a lecturer for various courses at Miami of Ohio University’s Farmer School of Business for the past seven years.

About PetIQ

PetIQ is a leading pet medication and wellness company delivering a smarter way for pet parents to help their pets live their best lives through convenient access to affordable veterinary products and services. The company engages with customers through more than 60,000 points of distribution across retail and e-commerce channels with its branded and distributed medications, which is further supported by its own world-class medications manufacturing facility in Omaha, Nebraska. The company’s national service platform, VIP Petcare, operates in over 3,400 retail partner locations in 42 states providing cost effective and convenient veterinary wellness services. PetIQ believes that pets are an important part of the family and deserve the best products and care we can give them.

Contact: Investor.relations@petiq.com or 208.513.1513

Forward Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, such as statements about our plans, objectives, expectations, assumptions or future events. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could” and similar expressions. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from any future results, performances, or achievements expressed or implied by the forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements.

Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition or operating results. The forward-looking statements speak only as of the date on which they are made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Consequently, you should not place undue reliance on forward-looking statements.